Other operating expense	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Other operating expense	Other operating expense:

	December 31, 2024	December 31, 2023
Net impairment loss on trade receivables	$12,760	$1,498
Restructuring and related costs	17,046	1,512
Acquisition related costs	—	773
	$29,806	$3,783
Net Impairment loss on trade receivables
During the year ended December 31, 2024, the Corporation recorded a net impairment loss on trade receivables of $12,760,000 (2023 - $1,498,000), consisting primarily of various receivables from certain customers in China no longer deemed collectible. In the event that the Corporation recovers any amounts previously recorded as impairment losses, the recovered amount will be recognized as a reversal of the impairment loss in the period of recovery.
Restructuring and related costs
During the year ended December 31, 2024, total restructuring and related charges of $17,046,000 consist of $14,706,000 initially in provisions and other current liabilities and $2,340,000 initially in prepaid expenses. These charges relate primarily to a global corporate restructuring initiated in September 2024 consisting of cost reduction measures including a reduction in workforce, a rationalization of products and product development activities, and a reduction or cancellation of certain capital projects. Restructuring expenses include personnel severance costs, inventory impairment charges related to product rationalization, contract exit and modification costs, grant adjustment charges, and legal and advisory costs, net of any expected recoveries.
During the year ended December 31, 2023, total restructuring and related charges of $1,512,000 consist primarily of certain cost cutting measures and related personnel change costs.
Acquisition related costs
Acquisition related costs of $773,000 for the year ended December 31, 2023 consist primarily of legal, advisory, and transaction related costs incurred due to corporate development activities.